Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

PowerPay, LLC (the “Company”)

KeyBanc Capital Markets Inc.

(together, the “Specified Parties”)

Re: PowerPay Issuance Trust 2025-1, Asset-Backed Notes, Series 2025-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in electronic data file entitled “2025-1 Tape 20250831 RPT 20250929—KPMG.xlsx” provided by the Company on September 29, 2025, containing information on 22,412 consumer loans (the “Loans”) as of August 31, 2025 (the “Data File”), which we were informed are intended to be included as collateral in the offering by PowerPay Issuance Trust 2025-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Cutoff Date” means August 31, 2025.

•

The “Initial Data File” means an electronic data file entitled “2025-1 Tape 20250831 RPT 20250918 – KPMG.xlsx” provided by the Company on September 25, 2025, containing information on the 22,412 Loans as of August 31, 2025.

•

The term “Source Documents” means the following information provided by the Company for each Selected Loan (defined below): (i) Loan Documents and (ii) Company’s servicing system screenshots for “Payment History”, “Account Information”, and “Loan Activity” (together, the “Servicing System Screenshots”). The Source Documents were represented by the Company to be copies of the original documents or electronic records contained within the Company’s servicing systems. We make no representation regarding the validity or accuracy of these documents or the execution of the loan documents by the borrowers.

•	The term “Provided Information” means the Cutoff Date and Source Documents.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We randomly selected 150 Loans from the Initial Data File (the “Selected Loans”). A listing of the Selected Loans is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Loans we were instructed to randomly select from the Initial Data File.

B.

For each Selected Loan, we compared the specified attributes in the Initial Data File listed in Exhibit B to the corresponding information included in the Source Documents. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree to the indicated information from the Initial Data File to the Source Documents for each of the attributes identified constituted an exception. The Source Documents are listed in the order of priority.

Other than the Debt-to-income ratio, Monthly payment amount, Principal paid in period, and Interest paid in period, we found such information to be in agreement except as listed in Exhibit C. We found differences in Debt-to-income ratio, Monthly payment amount, Principal paid in period, and Interest paid in period and the Company informed us that such information was incorrectly extracted from its servicing system.

C.

As a result of the differences we identified in the performance of Procedure B, the Initial Data File was revised by the Company. The Data File reflected the revision of the Debt-to-income ratio, Monthly payment amount, Principal paid in period, Interest paid in period, and the differences reported in Exhibit C.

We reperformed Procedure B for the Selected Loans in the Data File. We found such information to be in agreement.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loan being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

2

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California

October 2, 2025

3

Exhibit A

Selected Loan #	Unique Identifier (account_number) *	Selected Loan #	Unique Identifier (account_number) *	Selected Loan #	Unique Identifier (account_number) *
1	2025110551	31	2025192179	61	2025108350
2	2025111350	32	2025195975	62	2025101099
3	2025117841	33	2025175496	63	2025101023
4	2025114969	34	2025189408	64	2025104131
5	2025120663	35	2025164924	65	2025117327
6	2025119165	36	2025195311	66	2025137494
7	2025129467	37	2025178656	67	2025119414
8	2025125173	38	2025106046	68	2025136578
9	2025134616	39	2025100746	69	2025101937
10	2025120299	40	2025197157	70	2025138417
11	2025134151	41	2025103293	71	2025138848
12	2025134527	42	2025108309	72	2025167589
13	2025140180	43	2025119322	73	2025166474
14	2025138940	44	2025117812	74	2025168023
15	2025158858	45	2025112267	75	2025168733
16	2025160477	46	2025169773	76	2025167358
17	2025153502	47	2025106086	77	2025167433
18	2025153465	48	2025198866	78	2025171530
19	2025158620	49	2025122658	79	2025176090
20	2025167325	50	2025122348	80	2025174529
21	2025165992	51	2025113529	81	2025176051
22	2025156559	52	2025128210	82	2025177043
23	2025177791	53	2025129563	83	2025184312
24	2025157069	54	2025125330	84	2025172273
25	2025181933	55	2025126848	85	2025181767
26	2025184695	56	2025125503	86	2025178748
27	2025180765	57	2025128657	87	2025186611
28	2025162302	58	2025139409	88	2025186558
29	2025175670	59	2025109096	89	2025184760
30	2025176648	60	2025140154	90	2025188808

A-1

Exhibit A

Selected Loan #	Unique Identifier (account_number) *	Selected Loan #	Unique Identifier (account_number) *
91	2025168235	121	2025126703
92	2025192563	122	2025103428
93	2025188752	123	2025109470
94	2025190470	124	2025130777
95	2025196029	125	2025113104
96	2025199003	126	2025130612
97	2025188072	127	2025130130
98	2025173843	128	2025191027
99	2025182608	129	2025136708
100	2025198713	130	2025138404
101	2025195677	131	2025138939
102	2025187859	132	2025122518
103	2025100900	133	2025143464
104	2025101625	134	2025136783
105	2025183389	135	2025146415
106	2025196211	136	2025113076
107	2025192526	137	2025132704
108	2025196709	138	2025144142
109	2025107160	139	2025155248
110	2025194506	140	2025132964
111	2025110361	141	2025160861
112	2025103020	142	2025127479
113	2025198382	143	2025168455
114	2025190007	144	2025171457
115	2025196281	145	2025169822
116	2025105112	146	2025134546
117	2025126338	147	2025163096
118	2025174954	148	2025140248
119	2025121703	149	2025171992
120	2025106744	150	2025139150

(*)	The Company has assigned a unique 10-digit Loan Number to each Loan in the Data File. The Unique Identifier Numbers referred to in this Exhibit are not the actual Company’s Loan Numbers.

A-2

Exhibit B

#	Attribute Name	Attribute Name in the Initial Data File / Data File	Source Documents
1	Account number	Loan_Number	Loan Documents
2	Borrower state	State	Loan Documents
3	Original principal balance	OriginalBalance	Loan Documents
4	Original interest rate	Interest Rate	Loan Documents
5	Monthly payment amount	CurrentScheduledPayment	Loan Documents or Servicing System Screenshots
6	FICO score	BorrowerFICO	Servicing System Screenshots
7	Current principal balance	Current Balance	Servicing System Screenshots
8	Debt-to-income ratio	DTI	Servicing System Screenshots
9	Loan purpose	CollateralCode	Loan Documents
10	Original loan term	TermMonths	Loan Documents
11	Product code	ProductCode	Loan Documents
12	Principal paid in period	Principal Paid for Period	Servicing System Screenshots
13	Interest paid in period	Interest Paid for Period	Servicing System Screenshots
14	Original promotional term	PromoTerm	Loan Documents

B-1

Exhibit C

Exceptions List – Initial Data File

Selected Loan #	Unique Identifier (Loan_Number)	Attribute Name	Attribute Name in the Initial Data File	Per Initial Data File	Per Source Documents
64	2025104131	Borrower state	State	CA	NV
43	2025119322	Original principal balance	OriginalBalance	$8,991.48	$9,046.00
35	2025164924	Original loan term	TermMonths	174 (months)	180 (months)

C-1